Wisdom Short Term Government Fund

Institutional Class: WISTX

Supplement dated October 6, 2025, to the Prospectus dated December 19, 2024

The Fund's current transfer agent is Paralel Technologies LLC.  References to the prior transfer agent (Mutual Shareholder Services, LLC) should be disregarded.  The Fund's current distributor is Paralel Distributors LLC.  References to the prior distributor (Arbor Court Capital, LLC) should be disregarded.  The principal address of the current transfer agent and distributor is 1700 Broadway, Suite 1850, Denver, Colorado 80290.

The Fund's current toll-free number is 1-866-969-5885 and the prior toll-free number should be disregarded.  The Fund's current addresses for making written inquiries or submitting a subscription agreement are:

U.S Mail:	Overnight:
Wisdom Funds c/o Paralel Technologies, LLC PO Box 2170 Denver, CO 80201	Wisdom Funds c/o Paralel Technologies, LLC 1700 Broadway Suite 1850 Denver, CO 80290

The Prior address linked to Mutual Shareholder Services, LLC should be disregarded.

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This Supplement and the Prospectus dated December 19, 2024, as well as the Statement of Additional Information dated December 19, 2024, and supplemented October 6, 2025, provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission, and are incorporated by reference and can be obtained without charge by calling the Fund at 1-866-969-5885.

Please retain this Supplement for future reference.

4896-9519-7551.1